                                                                    EXHIBIT 10.5


                                    L E A S E
                                    ---------

            THIS LEASE AGREEMENT, made and entered into this 1st day of December, 1980, by and between ADVENTIST HEALTH SYSTEM/SUNBELT, INC., a corporation d/b/a MEDICAL CENTER HOSPITAL, LESSOR, herein called MEDICAL CENTER, and ONCOLOGY ASSOCIATES AT PUNTA GORDA, INC., LESSEE, herein called ONCOLOGY:

                                    RECITALS

            MEDICAL CENTER, on 31 DECEMBER 1976, as Lessor, did enter into a certain agreement with MELVYN J. KATZEN, M.D., as Lessee, leasing unto Lessee certain lands and a portion of the building thereon, situate in Punta Gorda, Florida. Thereafter, on 2 June 1977, said agreement was by Lessee assigned and set over to ONCOLOGY. The said agreement required Lessee to erect and equip on the leased lands a building to be utilized for supplying certain medical treatment and diagnostic facilities; and the said building has in fact been erected and equipped, and is providing the services for which it was built. The parties to said agreement, recognizing the need to expand the said facilities and services, and desiring to alter their contractual relationship, have agreed to redraft and supersede the agreement of 31 December 1976, so as better to provide health care services and facilities to the people of this area.

            NOW, THEREFORE,

            WITNESSETH: The parties hereto, for and in consideration of the covenants herein contained, agree:

            1. That the foregoing RECITALS are true and correct and are adopted as a part of this agreement.

            2. The MEDICAL CENTER does let and lease unto ONCOLOGY all that certain tract of land, together with the buildings thereon, all as described on Exhibit A.

            3. The term of this lease is 46 years, commencing December 1, 1980, and the rental is as follows:

            (a) The rental, payable in advance on the first day of each month, shall be $700.00 per month during the first year of the term. Thereafter, the rent shall be adjusted for each successive year by a sum computed by multiplying the increase of decrease in the Consumers Price Index (CPI) of the U.S. Department of Commerce by the Monthly rental rate for the immediately preceding calendar year. Provided, however, that the rental shall never be less than $700.00 per month.

            4. ONCOLOGY shall have the right at its expense to erect additional equipment deemed by ONCOLOGY to be necessary, but plans therefore shall be submitted to the approved by MEDICAL CENTER, which shall not unreasonably withhold such approval. The rent shall not be increased or decreased by reason of any such construction.

            5. ONCOLOGY shall--

               (a) Pay all real and personal property taxes, if any, on the demised premises and all structures now or hereafter situated thereon;

               (b) Pay for all utilities, and cleaning of the building;

               (c) At its expense maintain and keep in good repair all structures now or hereafter on the demised lands, subject, however, to normal wear and obsolescence;

               (d) At its expense maintain fire, windstorm and other casualty insurance on the premises to the full insurable value thereof, together with public liability and property damage insurance in the minimum limits of $1,000,000 per person or $3,000,000 per incident or accident, such insurance to indemnify both parties hereto as their respective interest may appear. ONCOLOGY shall annually, on or before the anniversary date of such insurance, furnish to MEDICAL CENTER certificate or certificates of insurers attesting to the existence and continued validity of such insurance coverage. The insurance shall always be maintained in a company or in companies acceptable to MEDICAL CENTER;

               (e) Deliver up possession of the premises, with all structures thereon, to MEDICAL CENTER at the termination of the term, and title to all structures and other improvements shall thereupon vest in fee simple in MEDICAL CENTER;

               (f) Permit no liens or other encumbrances to be placed upon the said premises (except with the written approval of MEDICAL CENTER, and in the event a lien shall be asserted, to cause the same to be promptly satisfied, or promptly take such other action as shall be required to eliminate the same;

               (g) At its expense, pay for all modifications and alterations in the structures now on the premises; but to undertake no such modifications or alterations without first obtaining the approval in writing of MEDICAL CENTER;

               (h) Utilize the demised premises, including all structures now or hereafter placed thereon for medical treatment and diagnostic facilities, and for offices of physicians and business offices; which uses shall be compatible with the services, facilities and activities of MEDICAL CENTER.

            6. (a) MEDICAL CENTER reserves the exclusive option at any time, after the lease has been in effect for twenty-five (25) years, to terminate the same upon payment in full to ONCOLOGY of a sum equal to the excess of the fair market value of the leasehold interest, exclusive of the land value, at the date of exercise of the option over $60,000. The fair market value shall be determined by an appraisal to be performed by an MAI or such other qualified and properly licensed person as shall be agreed upon by the parties. If the parties shall not agree on the appraiser within 10 days prior to the end of the year next prior to the end of the rental period, then each shall appoint a qualified appraiser, the two thus named shall appoint a third, and the appraisal amount agreed to by the three (or a majority of them) shall be binding upon the parties. If either party refuses or fails to appoint an appraiser, the other may select one after 15 days' prior notice in writing to the defaulting party, who shall be bound by the appraisal result.

               (b) It is agreed that Melvyn J. Katzen, M.D., and Jullian A. Katzen, his wife, are the sole stockholders of ONCOLOGY at the date hereof. In the event of the death of

Melvyn J. Katzen, M.D., or loss of his medical staff privileges in MEDICAL CENTER at any time during the term of this lease, MEDICAL CENTER shall purchase and the stockholders shall sell the entire leasehold interest as provided in (a) above but only in the event at such time Melvyn Katzen, M.D., and Jillian A. Katzen, his wife, shall be the owners of all of said stock.

            7. If the premises are totally destroyed by fire, this agreement shall terminate as of the date of destruction, and the parties shall thereafter be discharged from liability hereunder. If the said premises are partially destroyed by such casualty, ONCOLOGY shall repair them within 120 days of the partial destruction. The rent will be reduced to the extent repair operations interfere with the operations of ONCOLOGY. If the repairs cannot be made within 90 days, and the parties cannot agree on a longer time, either party may terminate this agreement upon 15 days' notice in writing to the other.

            8. MEDICAL CENTER reserves the right to enter on the premises at reasonable times to inspect them and to perform required maintenance and repairs to the exterior of the existing office building. MEDICAL CENTER may erect scaffolding, fences and similar structures, post relevant notices and place movable equipment in connection with making alterations, additions or repairs, all without incurring liability to ONCOLOGY for disturbance of quiet enjoyment of the premises or loss of occupation thereof.

            9. ONCOLOGY shall not assign this lease or sublet the premises, or any right or privilege connected therewith, or allow any other person except agents and employees of ONCOLOGY to occupy the premises or any part thereof without first obtaining the written consent of MEDICAL CENTER. A consent by MEDICAL CENTER shall not be a consent to a subsequent assignment, sublease or occupation by other persons. An unauthorized assignment, sublease or license by ONCOLOGY shall be void. The interest of ONCOLOGY in this lease is not assignable by operation of law without the written consent of MEDICAL CENTER.

            10. The appointment of a receiver to take possession of the assets of ONCOLOGY, a general assignment for the benefit of the creditors of ONCOLOGY, any action taken or allowed to be taken by ONCOLOGY under any bankruptcy act, the abandonment or vacation of the demised premises by ONCOLOGY, or the failure of ONCOLOGY to comply with each and every term and condition of this lease shall constitute a breach of this lease. ONCOLOGY shall have fifteen (15) days after receipt of written notice from MEDICAL CENTER of any breach to correct the conditions specified in the notice, or if the corrections cannot be made within the fifteen (15) day period, ONCOLOGY shall have a reasonable time to correct the default if action is commenced by ONCOLOGY within fifteen days after receipt of the notice.

            MEDICAL CENTER shall have the right to terminate and cancel this agreement, as well as all of the right, title or interest of ONCOLOGY hereunder, upon giving fifteen days notice of the cancellation and termination, in the event any breach of the terms of this paragraph 11 shall not be cured as herein required.

            11. The parties understand that the demised premises are presently encumbered by a first mortgage made by MEDICAL CENTER, and that this lease is subordinate to the lien thereof.

            12. This lease, or a memorandum hereof, may be made a matter of public record.

            IN WITNESS WHEREOF, the Lessor has caused these presents to be executed in its name by its duly authorized officer, and its corporate seal to be affixed, and Lessee has caused these presents to be executed in its name by its President, and its corporate seal to be affixed, the day and year first above written.

                                         ADVENTIST HEALTH SYSTEM/
Signed, sealed and delivered             SUNBELT, INC., a Florida
in the presence of:                      corporation, d/b/a Medical
                                         Center Hospital


/s/                                      By:/s/
---------------------------------           ---------------------------------
                                                                      LESSOR

/s/
---------------------------------
as to Lessor
                                                  (CORPORATE SEAL)

                                         ONCOLOGY ASSOCIATES AT PUNTA
                                         GORDA, INC.


/s/                                      By:/s/
---------------------------------           ---------------------------------
                                                                      LESSEE

/s/
---------------------------------
as to Lessor
                                                  (CORPORATE SEAL)

                               ASSIGNMENT OF LEASE


            THIS ASSIGNMENT is made by and between Oncology Associates at Punta Gorda, Inc., a corporation under the laws of Florida ("Assignor"), and Punta Gorda Building Associates, ("Assignee"), a Florida partnership, as designee of Charlotte County Radiation Therapy Regional Center, Inc., under the following circumstances:

            A. Assignor is the tenant under a certain Lease (the "Lease") dated December 1, 1980, by and between Adventist Health System/Sunbelt, Inc., a corporation d/b/a Medical Center Hospital ("Hospital") and Assignor, relating to the real property commonly known as the Oncology Center at 733 E. Marion in Punta Gorda, Florida.

            B. Assignor desires to assign its interests in the Lease to Assignee, and Assignee desires to assume the interests of Assignor in the Lease.

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1. For valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby sells, assigns and transfers to Assignee all of Assignor's right, title and interest under and in the Lease.

            SECTION 2. Assignor covenants that Assignor has performed all of its obligations under the Lease which are to be performed before the effective time of this Assignment, and Assignor further agrees to indemnify and hold Assignee harmless from any and all such obligations.

            SECTION 3. Assignee hereby assumes all of the obligations of Assignor under the Lease which, pursuant to the terms and provisions of said Lease, are to be performed on and after the effective time of this Assignment; and Assignee further agrees to indemnify and hold harmless Assignor from any and all such obligations.

            SECTION 4. The effective date of this Assignment shall be August 9, 1990.

            SECTION 5. For purposes of notices under the Lease, the address of the Assignee is 3175 Harbor Boulevard, Port Charlotte, Florida 33952.

            SECTION 6. This Assignment shall be binding upon and shall operate to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first written above.

Signed and acknowledged                       ONCOLOGY ASSOCIATES AT PUNTA
in the presence of:                           GORDA, INC.


/s/                                           By:/s/ Melvyn J. Katzen, M.D.
-------------------------------------            ----------------------------
Name:                                            Melvyn J. Katzen, M.D.
     --------------------------------            Its President

/s/ Robert E. Rich
-------------------------------------
Name:
     --------------------------------         PUNTA GORDA BUILDING
                                              ASSOCIATES


/s/Roberta Hernley                            By:/s/Daniel E. Dosoretz, M.D.
-------------------------------------            ----------------------------
Name: Roberta Hernley                            Daniel E. Dosoretz, M.D.
     --------------------------------            Its Authorized Partner

/s/ Catherine R. McCabe
    ---------------------------------
Name: Catherine R. McCabe
      -------------------------------




STATE OF FLORIDA      )
                      ) SS:
COUNTY OF CHARLOTTE   )


                  The foregoing instrument was acknowledged before me this 9th day of August, 1990, by Melvyn J. Katzen, M.D., President of Oncology Associates at Punta Gorda, Inc., a corporation under the laws of Florida, on behalf of the corporation.

                                  /S/
                                  ----------------------------------------------
                                  Notary Public

STATE OF FLORIDA      )
                      ) SS:
COUNTY OF CHARLOTTE   )


            The foregoing instrument was acknowledged before me this 9th day of August, 1990, by Daniel E. Dosoretz, M.D., a general partner of PUNTA GORDA RADIATION ASSOCIATES, a Florida general partnership, on behalf of the partnership.

                                  /s/ Roberta Hernley
                                  ----------------------------------------------
                                  Notary Public




                              CONSENT TO ASSIGNMENT


            The undersigned, MEDICAL CENTER HOSPITAL, as landlord in the Lease referred to in the foregoing Assignment of Lease, hereby consents to the Assignment of Lease and releases Oncology Associates at Punta Gorda, Inc., from its obligations under the Lease which accrue on or after the effective time specified in Section 4.

                                  ADVENTIST HEALTH SYSTEM/SUNBELT,
                                  INC. d/b/a MEDICAL CENTER HOSPITAL


                                  By:/s/ James R. Orr, Jr.
                                     -------------------------------------------

                                  Name: James R. Orr, Jr.
                                       -----------------------------------------

                                  Title: President
                                        ----------------------------------------



This instrument prepared by:

Robert E. Rich
Taft, Stettinius & Hollister
1800 Star Bank Center
Cincinnati, OH  45202
(513) 381-2838

Exhibit A - Legal Description

                                TRIPLE NET LEASE


         1. SPACE:
            -----

         PUNTA GORDA BUILDING ASSOCIATES, a Florida general partnership, whose address is 3175 Harbor Boulevard, Port Charlotte, Florida 33952 (the "Landlord"), subject to the terms hereinafter set forth, does hereby lease to CHARLOTTE COUNTY RADIATION THERAPY REGIONAL CENTER, INC., whose address is 3175 Harbor Boulevard, Port Charlotte, Florida 33952 (the "Tenant"), the real property and improvements thereon commonly known as the Oncology Center at 733
E. Marion in Punta Gorda, Florida, as more completely described in Exhibit A attached hereto (the "Property").

         2. TERM:
            ----

         A. INITIAL TERM. The initial term of this Lease shall commence on August 9, 1990, and shall end at 11:59 p.m. on August 31, 1995, unless extended pursuant to the terms hereof or unless sooner terminated as hereinafter provided.

         B. RENEWAL OPTIONS. Tenant shall have two (2) successive options to renew the term of this Lease, each for a renewal period of five (5) years. If at any time the term of this Lease expires or is terminated, all remaining renewal options shall be void. Each option shall be exercisable by written notice to Landlord, given at least six (6) months prior to the time that the term of this Lease would otherwise have expired. As used in this Lease, the "term" of the Lease means the initial term and all applicable renewal terms.

         3. RENT:
            ----

         A. INITIAL RENT. On the commencement date of this Lease, Tenant shall pay Landlord rent calculated at the rate of Two Hundred Eighteen Dollars ($218.00) per day, plus applicable Florida sales tax from such commencement date to and through August 31, 1990.

         B. ANNUAL BASE RENT. (i) Commencing on September 1, 1990, Tenant agrees to pay Landlord as base rent ("Annual Base Rent") the sum of Eighty One Thousand Dollars ($81,000.00) per annum, plus applicable Florida sales tax, payable without demand or setoff in lawful money of the United States, in equal monthly installments of Six Thousand Seven Hundred Fifty Dollars ($6,750.00) each, plus applicable Florida sales tax in the amount of $405 each month, in advance, on the first day of each month during the term of this Lease.

         (ii) Effective on September 1, 1991, and on the same day of each year thereafter during the term of this Lease, the Annual Base Rent shall be adjusted to reflect any increase in the Consumer Price Index for All Urban Consumers-All Items (1982-84=100) (All Areas), as published from time to time by the Bureau of Labor Statistics of the United States Department of Labor ("CPI"); provided, however, that the Annual Base Rent as adjusted shall not be more than five percent (5%) (the "Maximum Adjustment Factor") of the Annual Base Rent immediately preceding any particular adjustment date. If the CPI is discontinued or not available, Landlord shall designate a comparable index published by a governmental agency or responsible periodical. The CPI values which shall be compared in determining the increase in the CPI for any adjustment date shall be that index most recently published as of 30 days prior to the adjustment date, and the index for the corresponding month in the preceding year. As an example, if the effective date for CPI increases were January 1 of each year, the formula to compute the Annual Base Rent effective January 1, 1995 would be as follows:

ANNUAL BASE RENT for 1995 equals the amount described in I, unless II or III applies:

                  I. Annual Base Rent for 1994 times the CPI most recently published as of December 1, 1994 (probably the CPI for October, 1994), divided by the CPI for the same month (in this case, October) in 1993.

                  II. Annual Base Rent for 1994 times the Maximum Adjustment Factor, if the amount so computed is less than the amount computed under I.

                  III. Annual Base Rent for 1994, if use Of I. would result in a decrease (i.e., if in this example the CPI for October 1994 is less than the CPI for October 1993).


         C. ADDITIONAL RENT: (i) This is a "net lease" (a "carefree lease" for Landlord), and Tenant agrees to pay, as Additional Rent, all real estate taxes and installments of assessments levied against the Property during the term hereof and all other costs or charges arising in connection with the Property, including, without limitation, all costs of maintenance, repair, replacement and insurance. Unless Landlord directs Tenant to make such payments directly to the taxing authority, all such real estate taxes and assessments shall be paid to Landlord as Additional Rent at least ten (10) days before the same would become delinquent.

            (ii) If Tenant shall default in performing any of its obligations hereunder, Landlord, at its option, may cure such default and all costs and expenses of Landlord in curing such default or in resisting any third-party claim (including, without limitation, attorneys' fees) shall constitute Additional Rent hereunder and shall be due and payable by Tenant within 10 days after written demand therefor is made by Landlord.

         (iii) If any installment of the Annual Base Rent or the Additional Rent, or any other sum owing by Tenant to Landlord under this Lease, is not paid when due and payable or within 10 days thereafter, at Landlord's option, a late charge of 5% of the amount past due shall be immediately due and payable.

         (iv) If the present method of real estate taxation or assessment should be changed so that there would be substituted for the whole or any part of the real estate taxes or assessments now or hereafter imposed on the Property or any part thereof, a capital tax or other tax imposed on the rent received by Landlord from Tenant, such other tax, to the extent that it is so substituted, shall be included in determining Landlord's real estate tax bill for the relevant years, and shall be paid by Tenant.

         4. USE AND CARE OF DEMISED PREMISES:
            --------------------------------

         A. Tenant shall use and occupy the Property only for medical diagnosis and treatment and medical and general office purposes, and for accessory uses customarily incidental thereto. Tenant, at its expense, shall comply with all laws, ordinances, rules and regulations of governmental authorities having jurisdiction, and the rules and regulations of the National Board of Fire Underwriters (or other body exercising similar functions) relating to Tenant's use and occupancy of the Property. Tenant shall not use or permit the use of the Property for any illegal purposes.

         B. Tenant agrees that the Property shall be used and occupied in a careful, safe and proper manner, that no nuisance nor any trade or occupation which is known in insurance as extra or especially hazardous shall be permitted therein, and that no waste shall be committed or permitted upon the Property.

         C. Tenant shall keep the Property in a clean and neat condition and shall provide its own janitorial service.

         5. REPAIRS AND MAINTENANCE:
            -----------------------

         Tenant, from time to time, at its expense, shall make all necessary repairs and perform all necessary maintenance to the Property and the land and building improvements constituting a part thereof, including, without limitation, all structural repairs and replacements. Landlord's reasonable determination that repairs or maintenance are necessary shall be binding on Tenant.

         6. REMODELING AND LIENS:
            --------------------

         A. Tenant shall make no material alterations in or additions or improvements to the Property without first obtaining the written consent of Landlord, and all alterations, additions and improvements made by Tenant shall become the absolute property of Landlord on the termination of this Lease or the vacation of the Property by Tenant unless Landlord elects to require Tenant to remove the same.

         B. Any liens filed against the Property in connection with alterations, renovations, additions or improvements by Tenant or any other liens filed against the Property by, through or under the Tenant shall be removed by Tenant, at its expense, within 30 days of filing.

         7. UTILITIES:
            ---------

         Tenant, at its expense, shall obtain and pay for all necessary or required utility and other services for the Property. Landlord shall not be liable for any damages Tenant may suffer because of any unavailability of or interruption or other deficiency in such services.

         8. INSPECTION:
            ----------

         Tenant agrees to permit persons authorized by Landlord to inspect the Property at any reasonable time for any proper purpose, including, without limitation, review of compliance with Tenant's obligations hereunder and inspection by a prospective purchaser, mortgagee or tenant of the Property; however, Landlord shall have no duty to inspect.

         9. INDEMNITY AND INSURANCE:
            -----------------------

         A. Tenant covenants at all times to save Landlord harmless from all expenses, losses, costs, claims, liability or damages (hereinafter called "Damages") relating to the Property including, without limitation, Damages that may occur or be claimed with respect to any party, person or persons, entity, property or chattels on or about the Property, or to the Property itself resulting from any act done or omission by or through the Tenant, or resulting from the Tenant's use, non-use possession of the Property, and any and all Damages resulting therefrom, except such Damages as may result from and be caused by the deliberate misconduct or gross negligence of Landlord.

         B. (i) Tenant shall obtain and maintain, at Tenant's sole cost and expense, but for the mutual benefit of Landlord and Tenant, comprehensive general liability insurance with bodily injury and property damage liability coverage in an amount to be reasonably determined, from time to time, by Landlord. Landlord, Tenant and any mortgagee of the Property, shall be the named insureds on each such policy(ies). Landlord's determination of the amount of coverage is for Landlord's benefit, and does not constitute a representation of sufficiency to Tenant or any third party.

            (ii) Tenant, at its expense, shall also obtain fire and extended coverage insurance for the Property in the amount equal to the replacement cost of the Property, naming Landlord, Tenant and any mortgagee of the Property as insureds, as their interests may appear.

            (iii) All such policies of insurance shall be written by responsible and accredited companies of recognized standing authorized to do business in the State of Florida, shall be written in standard form and shall provide that the policies shall not be cancelable except upon 30 days written notice to Landlord and any mortgagee of the Property. In addition such policies shall cover such loss contingencies and hazards as are commonly covered in policies issued on similar properties in the area of the Property, or as may otherwise be required by any mortgagee of the Property. Tenant shall deliver to Landlord a copy of such policies or insurance binders acceptable to Landlord upon the execution of this Lease, and a copy of any renewal policy shall be delivered to Landlord and to any mortgagee of the Property at least 15 days prior to the termination date of any expiring policy. Such policies shall be delivered endorsed "Premiums Paid" by the company or agency issuing the same or be accompanied by other evidence satisfactory to Landlord that the premiums thereon have been paid. Each and every mortgagee of the Property shall agree to disburse, in accordance with its standard construction loan practices, amounts it receives from fire and extended coverage insurance policies for use by Tenant in repairing, rebuilding or reconstructing the Property in accordance with the obligations of Tenant hereunder.

         10. PERSONAL PROPERTY; LOSS OF BUSINESS:
             -----------------------------------

         All personal property of every kind and description that may at any time be in, at or on the Property shall be kept in, at or on the Property at Tenant's sole risk, or at the risk of those claiming under Tenant. Landlord shall not be liable for, without limitation, any damage to said personal property or or any loss secured by the business or occupation of Tenant however arising, whether from the bursting, overflowing or leaking of water, sewer or steam pipes, from the heating, air conditioning or plumbing fixtures, from electric wires, from gas or odors, or whether caused by another person in the Property or caused in any other manner whatsoever except such as may result from and be caused by the deliberate misconduct or gross negligence of the Landlord.

         11. DAMAGE BY FIRE OR OTHER CASUALTY:
             --------------------------------


         A. If the Property is so damaged by fire or other casualty that it cannot reasonably be repaired within 120 days after the casualty, Landlord, at its option, may (1) terminate the term of this Lease by written notice to Tenant, in which event rent shall be prorated as of the date of the fire or other casualty, if Tenant vacates the Property at that time, or up to such date thereafter that Tenant vacates the Property, or (2) require Tenant to promptly repair and reconstruct the Property to substantially the same condition, or better, as existed immediately prior to such casualty loss. For that purpose, Landlord shall make available to Tenant the insurance proceeds, if any, relating to such casualty loss, but Tenant's obligation to repair and reconstruct is not limited by the amount of insurance proceeds. Landlord may provide for the payment of such insurance proceeds in a manner which assures Landlord of satisfactory, lien-free completion of such repair or reconstruction.

         B. If the Property is damaged by fire or other casualty but to a lesser extent than specified in Paragraph A, Tenant shall promptly repair and reconstruct the Property to substantially the same condition, or better, as existed immediately prior to such casualty loss. For that purpose, Landlord shall make available to Tenant the insurance proceeds, if any, relating to such casualty loss, but Tenant's obligation to repair and reconstruct is not limited by the amount of insurance proceeds. Landlord may provide for the payment of such insurance proceeds in a manner which assures Landlord of satisfactory, lien-free completion of such repair or construction.

         C. Rent shall not be abated or reduced during any period in which the Property is being repaired or reconstructed or is otherwise untenantable, except after any termination of the Lease as provided in Paragraph A.

         12. EMINENT DOMAIN:
             --------------

         A. If the Property or any part thereof is condemned or appropriated by any public authority during the term of this Lease in a manner so as to affect materially and adversely the use thereof by Tenant, Landlord, at its option, may
(1) terminate this Lease by written notice to Tenant, in which event such rent as shall be due from Tenant to Landlord to the date of the taking of possession of the Property by the condemning or appropriating authority, if Tenant wholly vacates the Property at that time, or up to such date thereafter that Tenant wholly vacates and ceases to use the Property, shall be paid by Tenant to Landlord at the rate herein provided, or (2) require Tenant to repair and reconstruct the Property to as nearly as practicable the same condition, or better, as existed immediately prior to such taking of possession, in which event Landlord shall deliver the proceeds relating to such condemnation or appropriation to Tenant. (Landlord may provide for the payment of such proceeds in a manner which assures Landlord of satisfactory, lien-free completion of such repair Or construction.)

         B. If the Property or any part thereof is condemned or appropriated by any public authority during the term of this Lease in a manner which does not materially and adversely affect the use thereof by Tenant, Tenant shall repair and reconstruct the Property to as nearly as practicable the same condition, or better, as existed immediately prior to such taking of possession, in which event Landlord shall deliver the proceeds relating to such condemnation or appropriation loss to Tenant. (Landlord may provide for the payment of such proceeds in a manner which assures Landlord of satisfactory, lien-free completion of such repair or construction.)

         C. As long as the term of this Lease remains in effect, rent shall not be abated during or after the period in which the Property is being repaired or reconstructed. Landlord shall be entitled to receive, and except for proceeds to be delivered to Tenant as provided above, Landlord shall retain as its sole property, all proceeds of any condemnation award for, or relating to, the Property (including the leasehold created hereby), but Tenant may make a separate claim against the condemning authority for the value of its trade fixtures and costs of relocation.

         13. ABANDONMENT:
             -----------

         Should Tenant abandon the Property, Landlord may enter the same, using such force as may be necessary, and change the locks on the doors, all without liability to Tenant. Thereafter Landlord may use the Property for any desired purpose, with or without terminating this Lease in accordance with provisions of this Lease concerning default.

         14. ABANDONED PROPERTY:
             ------------------

         Should Tenant leave any property in the Property after the termination of this Lease for whatever cause, or after the abandonment of the Property by Tenant, then at Landlord's option, (i) such property shall become the sole property of Landlord without any liability on the part of Landlord to account for the proceeds from the disposition, if any, of the property, or (ii) Landlord may remove and destroy or discard such property, and Tenant shall reimburse Landlord for all expenses incurred in doing so.

         15. DEFAULT
             ------

         A. Should Tenant fail to pay any installment of Annual Base Rent, or any Additional Rent, or any other sum herein required to be paid to Landlord within 10 days after such payment is first due and payable; or should Tenant abandon or vacate the Property before the end of the term of this Lease; or should Tenant fail to maintain any required insurance; or should Tenant fail to perform any covenant or to comply with any condition herein provided to be performed or complied with by it (other than the payment of money and maintenance of insurance) within 30 days after receipt by Tenant of written notice thereof from Landlord (or, in the event such failure can be removed or corrected, but cannot be removed or corrected within such 30-day period, in the event Tenant does not commence to remove or correct such failure with said 30-day period and thereafter diligently pursue such removal or correction to completion); or should any proceeding in bankruptcy or under any State or Federal law relating to the relief of debtors be filed by or against Tenant; or should a receiver be appointed of any of the property of Tenant so as to directly affect the fulfillment of the obligations of Tenant hereunder; then and in any such event (herein called a "default") Landlord, at its option, immediately or at any time during the continuation of such default may (i) terminate Tenant's right to possession of the Property without terminating this Lease, and thereupon Landlord may enter and retake the Property without further notice or demand and may, without being required to, relet the Property as agent of Tenant for the balance of the term and receive the rent therefor, applying the same first to the payment of expenses of such re-entering and reletting and then to the payment of all rent due or to become due under the terms of this Lease, and Tenant shall pay any deficiency, or (ii) declare this Lease terminated. In retaking possession of the Property, Landlord may use such force as may be necessary so long as the conduct of Landlord does not constitute a breach of peace.

         B. If Tenant is in default hereunder, then, at the option of the Landlord, the Annual Base Rent for the entire remaining term of this Lease shall become immediately due and payable and in case Tenant is declared bankrupt or voluntarily offers to creditors terms of composition, or in case a receiver is appointed to take charge of and conduct the affairs of Tenant, or if an order for relief is granted for or against Tenant, such claim for unpaid installments of rent due under this Lease shall constitute a debt provable in bankruptcy or receivership.

         C. To the maximum extent permitted by law, Tenant covenants and agrees to pay and discharge all reasonable costs and expenses that shall be incurred by Landlord, including attorney's fees, in enforcing the covenants and agreements of this Lease.

         16. CUMULATIVE REMEDIES:
             --------------------

         The remedies to which Landlord may resort under this Lease are cumulative and are not intended to be exclusive of, and

Landlord shall be entitled to exercise, any other remedy to which Landlord may be entitled by law or in equity. The failure of Landlord to insist in any one or more cases on strict performance of any provision of this Lease or to exercise any right herein contained shall not constitute a waiver in the future of such right. Acceptance by Landlord of rent or other payment or acceptance of performance required herein with knowledge of a breach by Tenant of any provision hereof shall not constitute a waiver of such breach, nor shall any acceptance of rent or other payment in a lesser amount than herein provided for operate or be construed in any other manner other than as a payment on account of the earliest rent or other charge then unpaid by Tenant.

         17. SUBLEASE OR ASSIGNMENT:
             ----------------------

         Tenant may not assign this Lease or sublet all or any part of the Property without the prior written consent of Landlord, which consent shall not be withheld unreasonably, and approval by Landlord of any such assignment or subletting shall not relieve Tenant of any obligations hereunder.

         18. SURRENDER:
             ---------

         Except as otherwise specifically provided herein, Tenant agrees to surrender to Landlord the Property upon the expiration or termination of this Lease, in as good condition and repair as the same shall be at the commencement of the term provided for herein, ordinary wear and tear excepted. No tenancy of any duration, other than a tenancy at will, shall be created by Tenant's holding over beyond the end of said term.

         19. TRADE FIXTURES:
             --------------

         Not later than the expiration or termination of the term of this Lease, Tenant may remove all of the trade fixtures and signs owned by Tenant which can be removed without injury to or defacement of the Property, provided all rents have been paid in full and all damage to the Property is promptly repaired.

         20. SUBORDINATION:
             -------------

         This Lease shall be subordinate to the lien of each and every mortgage or deed of trust of the Property or any part thereof made by Landlord, whether previously or hereafter made, unless the holder of any such mortgage or deed of trust elects by recorded instrument that this Lease shall be prior to such mortgage or deed of trust. Such subordination shall be self-executing and effective without any further action by Tenant or Landlord; provided, that Tenant shall not be required to subordinate its interest under this Lease to the lien of any mortgage or deed of trust hereafter made unless the mortgagee shall execute a Subordination, Attornment and Nondisturbance Agreement which shall provide in substance that this Lease shall not be terminated so long as Tenant is not in default of its obligations hereunder and that Tenant shall attorn to such mortgagee or its successor in interest upon foreclosure or sale. Tenant agrees, from time to time, immediately upon request by Landlord, promptly to execute such instruments, certificates and tenant estoppel letters as may be requested by Landlord to evidence and confirm such subordination and promptly to deliver such instruments, certificates and letters to mortgagees or prospective mortgagees designated by Landlord.

         21. COVENANT OF QUIET ENJOYMENT:
             ---------------------------

         Landlord covenants that Tenant, having performed its covenants and obligations herein set forth, shall have quiet and peaceable possession of the Property on the terms and conditions herein provided, free and clear of any claim by, from, through or under any person lawfully claiming an interest in the Property from or through Landlord.

         22. BENEFITS:
             --------

         The terms, provisions and conditions of this Lease shall inure to the benefit of and be binding upon the respective successors and assigns of Landlord and Tenant, but no assignment made by Tenant contrary to the provisions of this Lease shall vest in any assignee any right, title or interest in or to this Lease or the Property, or any part thereof.

         23. NOTIFICATION:
             ------------

         Notices required or permitted to be given under this Lease shall be sent by registered or certified mail, return receipt requested, postage prepaid, at the addresses first set forth above, or to such other addresses as may be designated by either party to the other by like mailing.

         24. SEVERABILITY:
             ------------

         If any clause or provision of this Lease is illegal, invalid or unenforceable, then it is the intention of the parties that the remainder of this Lease shall not be affected thereby, and in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid and enforceable. If such invalid provision is, in the reasonable determination of Landlord, essential to this Lease, Landlord has the right to terminate this Lease on written notice to Tenant.

         25. TIME:
             ----

         Time is of the essence with respect to all obligations and rights of the parties under this Lease.

         26. FLORIDA LAW:
             -----------

         This Lease shall be governed by and construed in accordance with the laws of the State of Florida.

         27. MEMORANDUM OF LEASE:
             -------------------

         A memorandum of lease in proper form for recording purposes shall be executed upon request by either party. This Lease shall not be recorded.

         IN WITNESS WHEREOF, this Lease has been executed this 11 day of SEPT. , 1990.



Signed and acknowledged
in the presence of:
(as to Landlord)                         Landlord:
                                         PUNTA GORDA BUILDING ASSOCIATES,
                                         a Florida general partnership

/s/ Deborah L. Derkits                   By: /s/ Daniel Dosoretz
---------------------------------           ---------------------------------

Printed Name: Deborah L. Derkits         Printed Name: Daniel E. Dosoretz, M.d.
              -------------------                      -----------------------

/s/ Maureen A. Baldwin                   Title: Partner
---------------------------------               ------------------------------

Printed Name: Maureen A. Baldwin
              -------------------


(as to Tenant)                           Tenant:
                                         CHARLOTTE COUNTY RADIATION THERAPY
                                         REGIONAL CENTER, INC.

/s/ Deborah L. Derkits                   By: /s/ Daniel Dosoretz
---------------------------------           ---------------------------------

Printed Name: Deborah L. Derkits         Printed Name: Daniel E. Dosoretz, M.d.
              -------------------                      -----------------------

/s/ Maureen A. Baldwin                   Title: Partner
---------------------------------               ------------------------------

Printed Name: Maureen A. Baldwin
              -------------------

STATE OF FLORIDA       )
                       )  SS:
COUNTY OF CHARLOTTE    )


         The foregoing instrument was acknowledged before me this 11 day of SEPT. , 1990, by Daniel E. Dosoretz, M.D., an authorized partner of PUNTA GORDA BUILDING ASSOCIATES, a Florida general partnership, on behalf of the partnership.

                                  /s/ Sandrah K. Mcfarland
                                  ----------------------------------------------
                                  Notary Public

STATE OF FLORIDA       )
                       )  SS:
COUNTY OF CHARLOTTE    )

         The foregoing instrument was acknowledged before me this 11 day of SEPT. , 1990, by Daniel E. Dosoretz, M.D., President of CHARLOTTE COUNTY RADIATION THERAPY REGIONAL CENTER, INC., a corporation organized under the laws of the State of Florida, on behalf of the corporation.

                                  /s/ Sandrah K. Mcfarland
                                  ----------------------------------------------
                                  Notary Public


This instrument prepared by:


Patricia D. Braxton, Esq.
Taft, Stettinius & Hollister
1800 Star Bank Center
Cincinnati, Ohio  45202
(513) 381-2838